UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 30, 2020

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 8.01    OTHER EVENTS.
On June 13, 2018, Ashford Hospitality Trust, Inc. (the “Company”) obtained (i) a loan secured by seven hotel properties, as specified in Exhibit A, in the original principal amount of $180,720,000 (“Loan A”); (ii) a loan secured by seven hotel properties, as specified in Exhibit A, in the original principal amount of $174,400,000 (“Loan B”); (iii) a loan secured by five hotel properties, as specified in Exhibit A, in the original principal amount of $221,040,000 (“Loan C”); (iv) a loan secured by five hotel properties, as specified in Exhibit A, in the original principal amount of $262,640,000 (“Loan D”); (v) a loan secured by five hotel properties, as specified in Exhibit A, in the original principal of $160,000,000 (“Loan E”); and (vi) a loan secured by five hotel properties, as specified in Exhibit A, in the original principal amount of $215,120,000 (“Loan F,” and collectively, the “Loans”). The Loans each have a two-year initial term that matured in June 2020, and five one-year extension options, subject to the satisfaction of certain conditions. Additionally, the interest rates of the Loans are (i) LIBOR + 3.65% for Loan A; (ii) LIBOR + 3.39% for Loan B; (iii) LIBOR + 3.75% for Loan C; (iv) LIBOR + 4.04% for Loan D; (v) LIBOR + 2.725% for Loan E; and (vi) LIBOR + 3.70% for Loan F. The Loans require monthly payments of interest only.

On April 9, 2020 and May 9, 2020, the Company failed to make the interest payments due on the Loans, and on June 9, 2020, the Company failed to repay the outstanding balance of the Loans due to the occurrence of the initial maturity date. On September 30, 2020, the Company entered into forbearance agreements with the lenders on each of the Loans (collectively, the “Forbearance Agreements”). Pursuant to the Forbearance Agreements, the lenders consented to: (i) the exercise of the first 1-year extension option under the Loans to June 9, 2021; (ii) the deferral of interest payments for a period of six months beginning April 9, 2020 through and including September 9, 2020, with interest payments resuming on October 9, 2020; (iii) the deferral of interest payments for up to three additional months with respect to the mezzanine loans which are part of Loan A and Loan B, the deferral of interest payments for a period ending not later than June 9, 2021 with respect to the mezzanine loans which are part of Loan C, and the deferral of interest payments for up to two additional months with respect to the mezzanine loans which are part of Loan D and Loan F; (iv) repayment of all deferred interest on a 1/9th monthly basis starting October 9, 2020, as to each mortgage loan for the Loans, and following the full repayment of such deferred interest on such mortgage loans, on an excess cash flow basis as to the mezzanine loans, in each case with full repayment of all deferred interest on the Loans to occur on or before June 9, 2021; (v) the suspension of FF&E reserve deposits (for the furniture, fixtures and equipment reserve account generally reserved to finance capital improvements to the property) through the end of 2020; (vi) the utilization of FF&E reserve funds for the payment of budgeted operating expense shortfalls at the hotels, subject to certain conditions; (vii) the replenishment of the FF&E reserves by the amount of FF&E reserve deposits suspended on a 1/6th basis over a period of six months commencing January 9, 2021; and (viii) the replenishment of the FF&E reserves by the amount utilized for budgeted operating expense shortfalls in an amount determined by the lender, such that the FF&E reserves are fully replenished on or before June 9, 2021.

As previously disclosed, on July 1, 2020, Lismore Capital II LLC (“Lismore”), a subsidiary of Ashford Inc. entered into the Amended and Restated Ashford Trust Agreement, effective as of April 6, 2020 (the “Amended Ashford Trust Agreement”) with the Company, which amends and restates their agreement for Lismore to seek modifications, forbearances or refinancings of certain mortgage and mezzanine debt.

Pursuant to the terms of the Amended Ashford Trust Agreement, Lismore was paid the following fees with respect to the Loan A Forbearance Agreement: (i) a $225,900 fee paid upon the execution of the Amended Ashford Trust Agreement, which was not available for clawback; (ii) a $225,900 fee payable in monthly installment payments, which was initially subject to clawback but is no longer subject to clawback now that the Loan A Forbearance Agreement has been completed; and (iii) a $451,800 success fee payable only in connection with the completion of the Loan A Forbearance Agreement.

Pursuant to the terms of the Amended Ashford Trust Agreement, Lismore was paid the following fees with respect to the Loan B Forbearance Agreement: (i) a $218,000 fee paid upon the execution of the Amended Ashford Trust Agreement, which was not available for clawback; (ii) a $218,000 fee payable in monthly installment payments, which was initially subject to clawback but is no longer subject to clawback now that the Loan B Forbearance Agreement has been completed; and (iii) a $436,000 success fee payable only in connection with the completion of the Loan B Forbearance Agreement.

Pursuant to the terms of the Amended Ashford Trust Agreement, Lismore was paid the following fees with respect to the Loan C Forbearance Agreement: (i) a $276,300 fee paid upon the execution of the Amended Ashford Trust Agreement, which was not available for clawback; (ii) a $276,300 fee payable in monthly installment payments, which was initially subject to clawback but is no longer subject to clawback now that the Loan C Forbearance Agreement has been completed; and (iii) a $552,600 success fee payable only in connection with the completion of the Loan C Forbearance Agreement.

Pursuant to the terms of the Amended Ashford Trust Agreement, Lismore was paid the following fees with respect to the Loan D Forbearance Agreement: (i) a $328,300 fee paid upon the execution of the Amended Ashford Trust Agreement, which was not available for clawback; (ii) a $328,300 fee payable in monthly installment payments, which was initially subject to clawback but is no longer subject to clawback now that the Loan D Forbearance Agreement has been completed; and (iii) a $656,600 success fee payable only in connection with the completion of the Loan D Forbearance Agreement.

Pursuant to the terms of the Amended Ashford Trust Agreement, Lismore was paid the following fees with respect to the Loan E Forbearance Agreement: (i) a $200,000 fee paid upon the execution of the Amended Ashford Trust Agreement, which was not available for clawback; (ii) a $200,000 fee payable in monthly installment payments, which was initially subject to clawback but is no longer subject to clawback now that the Loan E Forbearance Agreement has been completed; and (iii) a $400,000 success fee payable only in connection with the completion of the Loan E Forbearance Agreement.

Pursuant to the terms of the Amended Ashford Trust Agreement, Lismore was paid the following fees with respect to the Loan F Forbearance Agreement: (i) a $268,900 fee paid upon the execution of the Amended Ashford Trust Agreement, which was not available for clawback; (ii) a $268,900 fee payable in monthly installment payments, which was initially subject to clawback but is no longer subject to clawback now that the Loan F Forbearance Agreement has been completed; and (iii) a $537,800 success fee payable only in connection with the completion of the Loan F Forbearance Agreement.

EXHIBIT A

Pledged Security for Loan Pool A
Residence Inn Las Vegas
Residence Inn Silicon Valley
SpringHill Suites Hawthorne
Residence Inn Phoenix
Courtyard Scottsdale
SpringHill Suites Plymouth Meeting
Courtyard Columbus Tipton Lakes

Pledged Security for Loan Pool B
Courtyard Basking Ridge
Courtyard Silicon Valley
Courtyard Oakland
TownPlace Suites Manhattan Beach
Courtyard Plano
Residence Inn Plano
SpringHill Suites BWI

Pledged Security for Loan Pool C
Hyatt Coral Gables
Hilton Ft, Worth
Hilton Minneapolis Airport
Sheraton San Diego
Sheraton Bucks County, PA

Pledged Security for Loan Pool D
Marriott Beverly Hills
One Ocean Resort
Marriott Suites Dallas
Hilton Santa Fe
Embassy Suites Dulles

Pledged Security for Loan Pool E
Marriott Fremont
Embassy Suites Philadelphia
Marriott Memphis
Sheraton Anchorage
Lakeway Resort Austin

Pledged Security for Loan Pool F
Marriott Bridgewater
Embassy Suites Walnut Creek
W-Atlanta
Marriott Research Triangle Park
Embassy Suites Flagstaff

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2020

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary